Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Global Holdings, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 21 to Registration Statement No. 2-89834 of our report dated January 7, 2000 appearing in the annual report to shareholders of Merrill Lynch Global Holdings, Inc. for the year ended November 30, 1999, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP Princeton, New Jersey March 27, 2000